HIT’s Emphasis on High Credit Quality Helps Produce Strong Returns for Investors

The AFL-CIO Housing Investment Trust’s strategy of investing in high credit quality assets – with no investments, ever, in subprime mortgages – is expected to serve HIT investors well in the troubled financial landscape emerging from the economic turmoil of recent months.

The HIT significantly outperformed its benchmark in the 3rd quarter, as discussed on page 3 – demonstrating that the HIT’s disciplined approach to investment can serve investors well even in periods of market upheaval.

“The HIT’s investment strategy has always focused on the fundamentals, and we do not utilize leverage as part of our strategy,” says Chang Suh, Executive Vice President and Chief Portfolio Manager. “The HIT intends to hold its course – investing to provide our participants with consistent performance, capital preservation and predictable income, while also generating housing and jobs.”

The federal takeover of Fannie Mae and Freddie Mac in September appears to put the full faith and credit of the U.S. government behind the Fannie and Freddie securities in the HIT portfolio. For a longer discussion of the HIT’s investment strategy and the reasons for its strong performance in the current market environment, see the commentary on pages 3-4.

$10.7 MILLION FOR MINNEAPOLIS HOUSING

The HIT has committed $10.7 million for Uptown House, a new $13 million multifamily development in the Uptown neighborhood of southwest Minneapolis. The six-story building will offer 60 market-rate apartments, underground parking and over 2,500 square feet of commercial space. Its prime location in one of the city’s most popular and vibrant commercial/ residential areas will give residents easy restaurants and public transportation. The project is expected to create over 80 union construction jobs.

“The HIT has been a partner in Minnesota’s housing and economic development efforts for over twenty years,” says Stephanie Wiggins, HIT Chief Investment Officer. “We’re proud of that record, and Uptown House exemplifies our continuing commitment.” She also notes, “The project’s design includes many energy-efficient and green features that are critical to building sustainable housing that strengthens communities.”

Uptown House will bring the HIT’s investments in Minnesota to over $580 million, representing almost 6,500 housing units and over 4,800 union jobs in the building and construction trades.

H I T I N V E S T O R

Over $1 Billion in Mortgage Loans for New York City’s Union Members and Municipal Employees

Over $1 billion in home mortgage loans have been provided to New York City union members and city employees since 2002 as part of the AFL-CIO Housing Investment Trust’s New York City Community Investment Initiative. The Initiative’s homeownership program, HIT HOME, currently operates as part of the Union Plus Mortgage Program, a partnership of Union Privilege and Chase, and offers financing options geared to the needs of working families.

The $1.1 billion in mortgage financing in New York City represents more than 4,600 loans to teachers, police, firefighters, hospital workers and other union members and municipal employees in the city’s five boroughs.

“New York City is one of the most expensive housing markets in the country, and HIT HOME is designed to make the costs of homebuying as competitive as possible for working families,” says Marcie Cohen, Senior Vice President and Director of Workforce Housing at the Trust. Subprime loans have never been offered through the HIT HOME program.

Borrowers with HIT HOME may take advantage of a wide selection of competitively priced home loans, including many flexible downpayment options, as well as the following exclusive benefits:

First time homebuyer David Noven of Manhattan is a member of Local 100 of the Transport Workers Union.

“We can see from the nationwide problems with foreclosures that homebuyers need to be informed consumers,” Cohen said. “That’s why homebuyer education has always been an important service of HIT HOME.”

•	Savings of hundreds of dollars in closing costs to purchase or refinance a home.
•	Homebuyer education, including information for first-time homebuyers.
•	Downpayment assistance for qualified borrowers.

BAC Members at Work in Queens, NY		HIT BOARD WELCOMES IBEW’S LINDELL LEE

Contractors employing members of Bricklayers and Allied Craftworkers Locals 1 and 522 are performing façade restoration work at the HIT-financed Big Six Towers in Queens, NY.

The HIT provided $7.8 million to preserve affordability at the 983-unit complex, which is home to many union families and retirees.

The HIT Board of Trustees welcomed. Lindell K. Lee, International Secretary-Treasurer of the International

Brotherhood of Electrical Workers (IBEW), as its newest member. Lee brings to the board a distinguished career in the labor movement spanning almost four decades.

“We are very happy that Mr. Lee has chosen to involve himself with the work of the HIT,” said Board Chairman Richard Ravitch. “The IBEW has been one of the most active supporters of the HIT and currently has more than 90 affiliated funds participating as investors.”

“I think it’s great that our investment in the HIT is helping put our members to work. These jobs provide good wages and benefits and also help make our community a better place to live.”
– Santo Lanzafame President, Local 1, New York Bricklayers and Allied Craftworkers

H I T I N V E S T O R

3rd Quarter 2008 Performance Commentary
Chang Suh Executive Vice President and Chief Portfolio Manager AFL-CIO Housing Investment Trust

The HIT continues to outperform its benchmark and many other managers and is well positioned to take advantage of opportunities presented during this unprecedented market turmoil. The HIT outperformed the Lehman Brothers Aggregate Bond Index (the benchmark) by 113 basis points for the 3rd quarter and 95 basis points year-to-date. The HIT also outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods.

The HIT had one of its best months on record in September in comparison to its benchmark, at a time when when investors across global markets have suffered severe losses as credit spreads[1] widened substantially. The HIT does not invest in corporate bonds, which comprise approximately 18% of the benchmark and returned 1,027 basis points below Treasuries for the quarter. Instead, the HIT seeks to capture excess yields by investing in government and agency insured mortgage securities. Additionally, the HIT has avoided the excessive risk-taking (e.g., subprime loans) and irresponsible investing that have led to perhaps the greatest market failures in the U.S. since the Great Depression.

[1] Spread is the difference between the yield on an investment and the yield on a comparable Treasury security.

The HIT offers investors consistent performance, while both minimizing the risk of principal loss and generating predictable income. As competing capital sources have all but disappeared, the HIT is positioned to capture a bigger share of the re-emerging Federal Housing Administration (FHA) multifamily market at historically wide spreads. These wide spreads are expected to enhance returns by providing the HIT with higher income than other securities with similar credit quality. In these very uncertain times, the HIT will continue to practice exceptional prudence.

Turbulent Market Environment
Unprecedented turmoil in the financial

markets that began over a year ago in the subprime market has resulted in the recent failure or take-over of some of America’s largest financial institutions. The dramatic changes on Wall Street have come despite the Federal Reserve’s lowering of its Fed funds target interest rate to bolster investor confidence and preserve economic growth, and its institution of a number of programs to provide funds to banks to prevent liquidity squeezes. Throughout the year, fixed-income markets have continued to reflect weakness in the housing sector, increasing concerns about the financial system and slowing economic growth,
                 (continued on next page)

HIT RETURNS AS OF SEPTEMBER 30, 2008

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.
          The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.
          Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may

H I T I N V E S T O R

ultimately pushing Treasury yields lower. However, swap spreads and spreads on other products such as corporate and commercial mortgage-backed securities widened substantially as investors fled to the safety and liquidity of Treasuries. As a result, Treasuries significantly outperformed other fixed-income sectors and provided a challenging environment for spread-based fixed-income investors, including the HIT.

Although inflation concerns have retreated as commodity prices have fallen considerably from their highs, financial companies continue to be burdened by significant credit impairments with no signs of housing market recovery. The massive deleveraging of the financial system continues as banks scramble to raise new capital to maintain their capitalization levels and cover credit losses.

Prudent Portfolio Strategy

The HIT’s investment strategy has always been based on fundamentals and on investment over a long time horizon and emphasizes investments in the highest credit quality securities, those issued by the U.S. government and government-sponsored enterprises (GSEs). Over 94% of the HIT’s portfolio is guaranteed by the U.S. government or a GSE and over 3% is AAA-rated. Furthermore, the HIT has never employed leverage. The HIT’s yield advantage of approximately 50 basis points over its benchmark should lead to higher total returns over time.

The HIT has remained disciplined during recent periods when many other market participants ignored risk, seeking higher returns without fully understanding the potential for losses. The HIT never invested in securities backed by subprime mortgages. In fact, the HIT invested only in conforming GSE-issued residential mortgage-backed securities (MBS). Now that Fannie Mae and Freddie Mac have been taken over by the government, their MBS benefit from the credit of the government and are more valuable than before.

The HIT specializes in multifamily MBS with government/GSE credit quality that have prepayment protection and yield premiums over comparable Treasuries. This strategy has allowed the HIT to generate superior risk-adjusted returns over the long run. The HIT did not chase multifamily project investments when yields were irrationally low as a result of too much money seeking deals.

Now, due to the lack of liquidity, spreads on multifamily MBS are trading near their historic wide levels. These wide spreads present the HIT’s investors with opportunities for attractive returns.

Positive Outlook

The HIT expects slow growth and liquidity issues to challenge the economy and the financial markets for an extended period. For investors seeking to reduce credit risk and for investors seeking higher returns than Treasury yields, the HIT’s strategy of emphasizing investments in the highest credit quality securities bodes well for this type of market. The HIT expects increased opportunities to invest in FHA projects at relatively wide spreads into 2009 and beyond. FHA and GNMA multifamily investments provide relative value over other investment grade securities and are an investment type for which the HIT possesses over 40 years of experience.

be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.
          The prospectus should be read carefully before investing.

          Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that any investment strategies will work under all market conditions, especially during periods of downturn in the market. All statistics and commentary are current as of September 30, 2008, unless otherwise noted.

H I T I N V E S T O R

WIGGINS DISCUSSES HIT’S “TRIPLE BOTTOM LINE”
Investment Returns Plus Social and Environmental Benefits

HIT Chief Investment Officer for Multifamily Investments Stephanie Wiggins.

Trust Chief Investment Officer Stephanie Wiggins participated in the recent Green Building Finance & Investment Forum held in New York City. The event brought together representatives of the commercial real estate industry to examine the growing focus on “green building” and how this creates value for portfolios. Wiggins was part of a panel that explored “triple bottom line” investing, or the combining of financial returns with the creation of positive social and environmental value.

“Since its founding, the HIT has always embraced ‘triple bottom line investing,’” says Wiggins. “Our investments provide social and environmental benefits coupled with our primary mission of secure competitive returns for participants.” She noted how the very nature of HIT investments promotes sustainable communities and addresses many green concerns.

“HIT projects consistently seek to involve urban development, transit-oriented development, affordable housing creation or preservation, adaptive reuse of older structures, and often some level of LEED certification or environmentally-friendly design features,” says Wiggins, adding that the HIT’s 100% union labor requirement creates good family-supporting jobs for union members while ensuring the implementation of fair labor practices.

Boston’s Asian American Community Honors Stephen Coyle for Housing Work

AFFORDABLE AND GREEN

The Wellstone Apartments in Minneapolis is one of several HIT-financed, affordable housing projects in Minnesota to be recognized for environmentally friendly design and energy efficient features by the Minnesota Green Communities Initiative, the state’s largest green building program. Construction of the $13 million project is scheduled to be completed by the end of the year. Also recognized are HIT-financed Clover Field Marketplace in Chaska and the Winnipeg in St. Paul.

Janet Wu, emcee of the ACDC event, presents award to Stephen Coyle.

Stephen Coyle, Chief Executive Officer of the HIT, was awarded the Neil Chin Community Service Award by Boston’s Asian Community Development Corporation (ACDC) in recognition of his commitment to the community revitalization mission of the ACDC and his support for affordable housing.

“I’m greatly honored to be recognized by all of you. You have been a force for positive change in Boston’s Asian

American community for twenty years,” said Coyle. “ The ACDC has done so much to improve the lives of the families in this community, especially through its innovative affordable housing projects. It is also a great honor to receive this award named for my dear friend and colleague, Neil Chin. His life of service is an inspiration to us all.”

As director of the Boston Redevelopment Authority in the mid-1980s, Coyle helped create the ACDC as a non-profit, community-based organization dedicated to preserving and revitalizing the city’s Chinatown neighborhood. He again supported the efforts of the ACDC in the 1990s as CEO of the HIT. The HIT, together with the Massachusetts State Housing Finance Agency, financed Oak Street Terrace, an 88-unit affordable housing project in Chinatown.

H I T I N V E S T O R

HIT Affirms Commitment to
Housing Investments and Jobs

HIT helped finance the $10.2 million John Evans Supportive Living Community, Pekin, IL.

Recent labor events have provided opportunities for HIT staff to discuss the HIT’s performance at a time of turmoil in the financial markets. “We are glad to have the chance to talk with people about the HIT and why it makes good sense to invest with us,” said HIT Marketing Director Lesyllee White. “I think it’s important for unions to realize that when their pension plans invest in the HIT, they are not only putting their money in a stable, well performing fund, but they are also helping create housing and good union jobs through the projects the HIT finances. That’s a message we want to share.”

At the 2008 Midwest Region Tri-Funds Conference sponsored by the Laborers’ International Union of North America (LIUNA), White participated in a panel on “Putting Union Labor to Work.”

White and Regional Marketing Directors Paul Sommers and Paul Barrett also represented the HIT at other events including the Minnesota AFL-CIO Convention in Duluth; Missouri AFL-CIO Convention in Kansas City, MO; Pennsylvania Building and Construction Trades Conference in Pittsburgh; New Jersey Building and Construction Trades Conference and AFL-CIO Conference in Atlantic City; Bakery Workers Conference in Memphis; and IBEW Membership Conference in Las Vegas.

HIT’s Lesyllee White visits with Michael Goetz, Executive Director, Laborers’ Home Development Corp., during LIUNA’s Midwest Tri-Funds Conference in Missouri.

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Helen R. Kanovsky
Chief Operating Officer and General Counsel

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President and Chief Portfolio Manager

Stephanie Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Senior Vice President and Director of Workforce Housing

Lesyllee White
Director of Marketing

National Office
2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 • (202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210 New York, NY 10020 • (212) 554-2750

Boston Office
Paul Barrett, Director 655 Summer Street
Boston, MA 02210 • (617) 261-4444

Western Regional Office
David Landenwitch, Acting Director 235 Montgomery Street, Suite 1001
San Francisco, CA 94104 • (415) 433-3044

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870
New Orleans, LA 70163 • (504) 599-8750

www.aflcio-hit.com

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